Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	Successor	Predecessor
($ in millions)	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$612	$279
Restricted cash	10	—
Accounts receivable, net	674	746
Short-term derivative assets	—	19
Other current assets	58	64
Total current assets	1,354	1,108
Property and equipment:
Oil and natural gas properties, successful efforts method
Proved oil and natural gas properties	4,960	25,734
Unproved properties	442	1,550
Other property and equipment	491	1,754
Total property and equipment	5,893	29,038
Less: accumulated depreciation, depletion and amortization	(346)	(23,806)
Property and equipment held for sale, net	3	10
Total property and equipment, net	5,550	5,242
Other long-term assets	95	234
Total assets	$6,999	$6,584

Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$281	$346
Current maturities of long-term debt	—	1,929
Accrued interest	24	3
Short-term derivative liabilities	780	93
Other current liabilities	781	723
Total current liabilities	1,866	3,094
Long-term debt, net	1,261	—
Long-term derivative liabilities	211	44
Asset retirement obligations, net of current portion	241	139
Other long-term liabilities	7	5
Liabilities subject to compromise	—	8,643
Total liabilities	3,586	11,925
Contingencies and commitments
Stockholders’ equity (deficit):
Predecessor preferred stock, $0.01 par value, 20,000,000 shares authorized: 0 and 5,563,458 shares outstanding	—	1,631
Predecessor common stock, $0.01 par value, 22,500,000 shares authorized: 0 and 9,780,547 shares issued	—	—
Predecessor additional paid-in capital	—	16,937
Predecessor accumulated other comprehensive income	—	45
Successor common stock, $0.01 par value, 450,000,000 shares authorized: 97,954,037 and 0 shares issued	1	—
Successor additional paid-in capital	3,590	—
Accumulated deficit	(178)	(23,954)
Total stockholders’ equity (deficit)	3,413	(5,341)
Total liabilities and stockholders’ equity (deficit)	$6,999	$6,584

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Successor	Predecessor
	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
($ in millions except per share data)
Revenues and other:
Oil, natural gas and NGL	$892	$440
Marketing	539	240
Oil and natural gas derivatives	(740)	(173)
Gains on sales of assets	2	—
Total revenues and other	693	507
Operating expenses:
Production	74	91
Gathering, processing and transportation	211	270
Severance and ad valorem taxes	41	25
Exploration	1	130
Marketing	535	242
General and administrative	24	112
Separation and other termination costs	11	22
Depreciation, depletion and amortization	229	158
Impairments	1	—
Other operating income, net	(4)	(2)
Total operating expenses	1,123	1,048
Loss from operations	(430)	(541)
Other income (expense):
Interest expense	(18)	(137)
Gains on purchases or exchanges of debt	—	2
Other income	9	6
Reorganization items, net	—	394
Total other income (expense)	(9)	265
Loss before income taxes	(439)	(276)
Income tax benefit	—	—
Net loss	(439)	(276)
Net loss attributable to noncontrolling interests	—	—
Net loss attributable to Chesapeake	(439)	(276)
Preferred stock dividends	—	—
Net loss available to common stockholders	$(439)	$(276)
Loss per common share:
Basic	$(4.48)	$(28.22)
Diluted	$(4.48)	$(28.22)
Weighted average common shares outstanding (in thousands):
Basic	97,931	9,779
Diluted	97,931	9,779

	Successor	Predecessor
	Period from February 10, 2021 through June 30, 2021	Period from January 1, 2021 through February 9, 2021	Six Months Ended June 30, 2020
($ in millions except per share data)
Revenues and other:
Oil, natural gas and NGL	$1,445	$398	$1,334
Marketing	816	239	964
Oil and natural gas derivatives	(694)	(382)	734
Gains on sales of assets	6	5	—
Total revenues and other	1,573	260	3,032
Operating expenses:
Production	114	32	213
Gathering, processing and transportation	322	102	555
Severance and ad valorem taxes	65	18	79
Exploration	2	2	412
Marketing	815	237	988
General and administrative	39	21	177
Separation and other termination costs	11	22	27
Depreciation, depletion and amortization	351	72	761
Impairments	1	—	8,522
Other operating expense (income), net	(2)	(12)	66
Total operating expenses	1,718	494	11,800
Loss from operations	(145)	(234)	(8,768)
Other income (expense):
Interest expense	(30)	(11)	(282)
Gains on purchases or exchanges of debt	—	—	65
Other income (expense)	31	2	(11)
Reorganization items, net	—	5,569	394
Total other income	1	5,560	166
Income (loss) before income taxes	(144)	5,326	(8,602)
Income tax benefit	—	(57)	(13)
Net income (loss)	(144)	5,383	(8,589)
Net loss attributable to noncontrolling interests	—	—	16
Net income (loss) attributable to Chesapeake	(144)	5,383	(8,573)
Preferred stock dividends	—	—	(22)
Net income (loss) available to common stockholders	$(144)	$5,383	$(8,595)
Earnings (loss) per common share:
Basic	$(1.47)	$550.35	$(880.18)
Diluted	$(1.47)	$534.51	$(880.18)
Weighted average common shares outstanding (in thousands):
Basic	97,922	9,781	9,765
Diluted	97,922	10,071	9,765

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Successor	Predecessor
	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
($ in millions)
Cash flows from operating activities:
Net loss	$(439)	$(276)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation, depletion and amortization	229	158
Derivative losses, net	740	173
Cash receipts (payments) on derivative settlements, net	(113)	791
Stock-based compensation	3	4
Gains on sales of assets	(2)	—
Impairments	1	—
Non-cash reorganization items, net	—	(449)
Exploration	1	127
Gains on purchases or exchanges of debt	—	(2)
Other	(7)	(30)
Changes in assets and liabilities	(19)	(120)
Net cash provided by operating activities	394	376
Cash flows from investing activities:
Capital expenditures	(149)	(349)
Proceeds from divestitures of property and equipment	2	4
Net cash used in investing activities	(147)	(345)
Cash flows from financing activities:
Proceeds from pre-petition revolving credit facility borrowings	—	1,475
Payments on pre-petition revolving credit facility borrowings	—	(1,446)
Proceeds from warrant exercise	2	—
Debt issuance and other financing costs	—	(55)
Cash paid to purchase debt	—	(2)
Cash paid for common stock dividends	(34)	—
Other	(1)	(3)
Net cash used in financing activities	(33)	(31)
Net increase in cash, cash equivalents and restricted cash	214	—
Cash, cash equivalents and restricted cash, beginning of period	408	82
Cash, cash equivalents and restricted cash, end of period	$622	$82

Cash and cash equivalents	$612	$82
Restricted cash	10	—
Total cash, cash equivalents and restricted cash	$622	$82

	Successor	Predecessor
	Period from February 10, 2021 through June 30, 2021	Period from January 1, 2021 through February 9, 2021	Six Months Ended June 30, 2020
($ in millions)
Cash flows from operating activities:
Net income (loss)	$(144)	$5,383	$(8,589)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation, depletion and amortization	351	72	761
Deferred income tax benefit	—	(57)	(10)
Derivative (gains) losses, net	694	382	(734)
Cash receipts (payments) on derivative settlements, net	(145)	(17)	880
Stock-based compensation	3	3	9
Gains on sales of assets	(6)	(5)	—
Impairments	1	—	8,522
Non-cash reorganization items, net	—	(6,680)	(449)
Exploration	1	2	406
Gains on purchases or exchanges of debt	—	—	(65)
Other	(3)	45	1
Changes in assets and liabilities	51	851	41
Net cash provided by (used in) operating activities	803	(21)	773
Cash flows from investing activities:
Capital expenditures	(226)	(66)	(867)
Proceeds from divestitures of property and equipment	6	—	11
Net cash used in investing activities	(220)	(66)	(856)
Cash flows from financing activities:
Proceeds from Exit Credit Facility - Tranche A Loans	30	—	—
Payments on Exit Credit Facility - Tranche A Loans	(80)	(479)	—
Proceeds from pre-petition revolving credit facility borrowings	—	—	3,806
Payments on pre-petition revolving credit facility borrowings	—	—	(3,467)
Payments on DIP Facility borrowings	—	(1,179)	—
Proceeds from issuance of senior notes, net	—	1,000	—
Proceeds from issuance of common stock	—	600	—
Proceeds from warrant exercise	2	—	—
Debt issuance and other financing costs	(3)	(8)	(55)
Cash paid to purchase debt	—	—	(95)
Cash paid for common stock dividends	(34)	—	—
Cash paid for preferred stock dividends	—	—	(22)
Other	(2)	—	(8)
Net cash provided by (used in) financing activities	(87)	(66)	159
Net increase (decrease) in cash, cash equivalents and restricted cash	496	(153)	76
Cash, cash equivalents and restricted cash, beginning of period	126	279	6
Cash, cash equivalents and restricted cash, end of period	$622	$126	$82

Cash and cash equivalents	$612	$40	$82
Restricted cash	10	86	—
Total cash, cash equivalents and restricted cash	$622	$126	$82

OIL, NATURAL GAS AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Successor
	Three Months Ended June 30, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,279	1.94	—	—	213	11.67
Gulf Coast	—	—	531	2.57	—	—	88	15.40
South Texas	37	66.13	108	2.55	16	23.86	72	43.73
Brazos Valley	27	64.83	35	1.81	4	17.95	37	51.63
Powder River Basin	10	64.27	57	3.10	3	30.39	23	40.13
Total	74	65.41	2,010	2.17	23	23.90	433	22.64

Average Realized Price		48.64		2.12		23.89		19.51

	Predecessor
	Three Months Ended June 30, 2020
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,051	1.38	—	—	175	8.26
Gulf Coast	—	—	502	1.46	—	—	84	8.75
South Texas	40	20.15	117	1.95	16	9.68	75	15.76
Brazos Valley	36	23.42	49	0.69	6	1.93	50	17.58
Powder River Basin	13	23.80	52	1.44	3	10.59	25	16.96
Mid-Continent	4	24.41	35	1.50	3	8.03	12	13.39
Total	93	22.06	1,806	1.42	28	7.86	421	11.46

Average Realized Price		89.51		2.17		7.86		29.51

	Successor
	Period from February 10, 2021 through June 30, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,280	2.15	—	—	213	12.93
Gulf Coast	—	—	529	2.61	—	—	88	15.65
South Texas	37	64.70	108	3.46	15	25.29	71	44.93
Brazos Valley	28	63.32	35	4.32	4	17.44	37	52.92
Powder River Basin	10	62.42	57	3.71	4	31.98	23	41.00
Total	75	63.89	2,009	2.43	23	24.99	432	23.68

	Predecessor
	Period from January 1, 2021 through February 9, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,233	2.42	—	—	206	14.49
Gulf Coast	—	—	543	2.44	—	—	90	14.62
South Texas	42	54.12	127	3.00	14	26.04	78	39.20
Brazos Valley	32	52.37	38	1.14	4	16.09	42	42.23
Powder River Basin	10	51.96	61	2.92	4	34.31	24	34.25
Total	84	53.21	2,002	2.45	22	25.92	440	22.63

	Non-GAAP Combined
	Six Months Ended June 30, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,270	2.21	—	—	212	13.26
Gulf Coast	—	—	532	2.57	—	—	88	15.41
South Texas	39	62.12	112	3.35	15	25.45	72	43.57
Brazos Valley	28	60.63	36	3.56	4	17.15	39	50.33
Powder River Basin	10	60.15	58	3.53	4	32.56	23	39.44
Total	77	61.31	2,008	2.43	23	25.19	434	23.44

Average Realized Price		47.40		2.41		25.19		20.85

	Predecessor
	Six Months Ended June 30, 2020
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,013	1.66	—	—	168	9.99
Gulf Coast	—	—	529	1.58	—	—	88	9.46
South Texas	52	37.49	138	2.08	18	10.79	92	26.17
Brazos Valley	38	35.62	59	0.63	7	3.82	56	25.77
Powder River Basin	15	34.71	71	1.69	4	12.37	32	22.40
Mid-Continent	4	36.35	42	1.93	3	11.37	14	19.14
Total	109	36.39	1,852	1.64	32	9.48	450	16.28

Average Realized Price		71.35		2.16		9.48		26.89

GROSS MARGIN (unaudited)

	Successor		Predecessor
	Three Months Ended June 30,		Three Months Ended June 30,
	2021		2020
($ in millions, except per unit)	$	$/Boe	$	$/Boe
Appalachia
Oil, natural gas and NGL sales	$226	$11.67	$131	$8.26
Production expenses	9	$0.44	7	$0.46
Gathering, processing and transportation expenses	79	$4.07	73	$4.61
Severance and ad valorem taxes	3	$0.14	1	$0.07
Gross margin	$135	$7.02	$50	$3.12

Gulf Coast
Oil, natural gas and NGL sales	$124	$15.40	$67	$8.75
Production expenses	11	$1.30	11	$1.41
Gathering, processing and transportation expenses	25	$3.15	40	$5.20
Severance and ad valorem taxes	5	$0.54	4	$0.63
Gross margin	$83	$10.41	$12	$1.51

South Texas
Oil, natural gas and NGL sales	$285	$43.73	$108	$15.77
Production expenses	29	$4.46	25	$3.72
Gathering, processing and transportation expenses	79	$12.11	123	$17.94
Severance and ad valorem taxes	16	$2.38	8	$1.15
Gross margin	$161	$24.78	$(48)	$(7.04)

Brazos Valley
Oil, natural gas and NGL sales	$173	$51.63	$80	$17.51
Production expenses	18	$5.41	22	$4.91
Gathering, processing and transportation expenses	3	$1.06	5	$1.13
Severance and ad valorem taxes	10	$3.01	7	$1.49
Gross margin	$142	$42.15	$46	$9.98

Powder River Basin
Oil, natural gas and NGL sales	$84	$40.13	$39	$16.91
Production expenses	7	$3.61	10	$4.13
Gathering, processing and transportation expenses	25	$11.69	23	$10.05
Severance and ad valorem taxes	7	$3.86	4	$1.56
Gross margin	$45	$20.97	$2	$1.17

Mid-Continent
Oil, natural gas and NGL sales	$—	$—	$15	$13.35
Production expenses	—	$—	16	$13.94
Gathering, processing and transportation expenses	—	$—	6	$5.70
Severance and ad valorem taxes	—	$—	1	$1.10
Gross margin	$—	$—	$(8)	$(7.39)

	Successor		Predecessor		Non-GAAP Combined		Predecessor
	Period from February 10, 2021 through June 30,		Period from January 1, 2021 through February 9,		Six Months Ended June 30,		Six Months Ended June 30,
	2021		2021		2021		2020
($ in millions, except per unit)	$	$/Boe	$	$/Boe	$	$/Boe	$	$/Boe
Appalachia
Oil, natural gas and NGL sales	$389	$12.93	$119	$14.49	$508	$13.26	$306	$9.99
Production expenses	14	$0.46	4	$0.50	18	$0.47	16	$0.52
Gathering, processing and transportation expenses	121	$4.02	34	$4.17	155	$4.06	144	$4.72
Severance and ad valorem taxes	4	$0.12	1	$0.07	5	$0.11	3	$0.09
Gross margin	$250	$8.33	$80	$9.75	$330	$8.62	$143	$4.66

Gulf Coast
Oil, natural gas and NGL sales	$194	$15.65	$53	$14.62	$247	$15.41	$151	$9.46
Production expenses	17	$1.37	4	$1.12	21	$1.31	22	$1.36
Gathering, processing and transportation expenses	36	$2.90	11	$2.93	47	$2.91	91	$5.68
Severance and ad valorem taxes	7	$0.55	2	$0.54	9	$0.54	10	$0.65
Gross margin	$134	$10.83	$36	$10.03	$170	$10.65	$28	$1.77

South Texas
Oil, natural gas and NGL sales	$449	$44.93	$122	$39.20	$571	$43.57	$436	$26.17
Production expenses	43	$4.32	12	$3.90	55	$4.22	61	$3.66
Gathering, processing and transportation expenses	121	$12.06	42	$13.35	163	$12.37	232	$13.90
Severance and ad valorem taxes	25	$2.46	8	$2.53	33	$2.48	27	$1.61
Gross margin	$260	$26.09	$60	$19.42	$320	$24.50	$116	$7.00

Brazos Valley
Oil, natural gas and NGL sales	$281	$52.92	$71	$42.23	$352	$50.33	$260	$25.74
Production expenses	28	$5.26	9	$4.85	37	$5.16	50	$4.95
Gathering, processing and transportation expenses	5	$1.06	3	$1.92	8	$1.26	14	$1.37
Severance and ad valorem taxes	17	$3.27	5	$2.99	22	$3.20	23	$2.31
Gross margin	$231	$43.33	$54	$32.47	$285	$40.71	$173	$17.11

Powder River Basin
Oil, natural gas and NGL sales	$132	$41.00	$33	$34.25	$165	$39.44	$130	$22.38
Production expenses	12	$3.88	3	$3.37	15	$3.76	28	$4.81
Gathering, processing and transportation expenses	39	$12.03	12	$12.53	51	$12.15	58	$10.05
Severance and ad valorem taxes	12	$3.88	2	$2.88	14	$3.64	13	$2.27
Gross margin	$69	$21.21	$16	$15.47	$85	$19.89	$31	$5.25

Mid-Continent
Oil, natural gas and NGL sales	$—	$—	$—	$—	$—	$—	$51	$19.27
Production expenses	—	$—	—	$—	—	$—	36	$13.94
Gathering, processing and transportation expenses	—	$—	—	$—	—	$—	16	$6.14
Severance and ad valorem taxes	—	$—	—	$—	—	$—	3	$1.06
Gross margin	$—	$—	$—	$—	$—	$—	$(4)	$(1.87)

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Successor	Predecessor
	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
($ in millions)
Drilling and completion capital expenditures:
Appalachia	$65	$57
Gulf Coast	63	33
South Texas	21	22
Brazos Valley	13	22
Powder River Basin	4	6
Total drilling and completion capital expenditures	166	140
Leasehold and additions to other PP&E	2	6
Capitalized interest	2	5
Total capital expenditures	$170	$151

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from February 10, 2021 through June 30, 2021	Period from January 1, 2021 through February 9, 2021	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
($ in millions)
Drilling and completion capital expenditures:
Appalachia	$104	$30	$134	$120
Gulf Coast	74	22	96	62
South Texas	25	4	29	156
Brazos Valley	17	5	22	176
Powder River Basin	5	—	5	89
Retained assets	225	61	286	603
Mid-Continent	—	—	—	2
Total drilling and completion capital expenditures	225	61	286	605
Leasehold and additions to other PP&E	3	—	3	19
Capitalized interest	3	1	4	11
Total capital expenditures	$231	$62	$293	$635

OIL AND NATURAL GAS HEDGING POSITIONS AS OF JULY 30, 2021

Crude Oil Swaps
	Volume (MMBbls)	Avg. NYMEX Price of Swaps
Q3 2021(a)	4.6	$42.62
Q4 2021	4.3	$42.62
Total 2021	8.9	$42.62

Total 2022	11.2	$44.30

Total 2023	1.9	$47.17

Oil Basis Protection Swaps
	Volume (MMBbls)	Avg. NYMEX plus/(minus)
Q3 2021(a)	3.5	$0.50
Q4 2021	3.5	$0.50
Total 2021	7.0	$0.50

Total 2022	6.0	$0.34

Natural Gas Swaps
	Volume (Bcf)	Avg. NYMEX Price of Swaps
Q3 2021(a)	127	$2.66
Q4 2021	115	$2.67
Total 2021	242	$2.67

Total 2022	249	$2.55

Total 2023	45	$2.75

Natural Gas Two-Way Collars
	Volume (Bcf)	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Q3 2021(a)	8	$2.80	$3.29
Q4 2021	8	$2.80	$3.29
Total 2021	16	$2.80	$3.29

Total 2022	96	$2.45	$2.88

Natural Gas Basis Protection Swaps
	Volume (Bcf)	Avg. NYMEX plus/(minus)
Q3 2021(a)	58	$(0.75)
Q4 2021	34	$(0.34)
Total 2021	92	$(0.60)

Total 2022	66	$0.43

Total 2023	23	$0.76
____________________________________________
(a)Includes amounts settled in July and August 2021.

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income (Loss) Attributable to Chesapeake, Adjusted EBITDAX, Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below.

These financial measures are non-GAAP and should not be considered as an alternative to, or more meaningful than, net income (loss), earnings (loss) per common share or cash flow provided by operating activities prepared in accordance with GAAP.

Chesapeake believes that the non-GAAP measures presented, when viewed in combination with its financial measures prepared in accordance with GAAP, provide useful information as they exclude certain items management believes affects the comparability of operating results. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance relative to other oil and natural gas producing companies, (b) these financial measures are comparable to estimates provided by securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provide by the company generally excludes information regarding these types of items.

Because not all companies use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similar titled measures of other companies.

RECONCILIATION OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO CHESAPEAKE (unaudited)

	Successor		Predecessor
	Three Months Ended June 30, 2021		Three Months Ended June 30, 2020
	$	$/Share	$	$/Share
($ in millions, except per share data)
Net loss available to common stockholders (GAAP)	$(439)	$(4.48)	$(276)	$(28.22)
Effect of dilutive securities	—	—	—	—
Diluted loss available to common stockholders (GAAP)	$(439)	$(4.48)	$(276)	$(28.22)

Adjustments:
Unrealized losses on oil, natural gas and NGL derivatives	617	6.30	864	88.35
Separation and other termination costs	11	0.11	22	2.25
Gains on sales of assets	(2)	(0.02)	—	—
Other operating income	(4)	(0.04)	(2)	(0.20)
Impairments	1	0.01	—	—
Gains on purchases or exchanges of debt	—	—	(2)	(0.20)
G&A reorganization expenses	—	—	43	4.40
Reorganization items, net	—	—	(394)	(40.29)
Other	(3)	(0.03)	(1)	(0.10)
Effect of dilutive securities	—	(0.21)	—	(2.23)
Adjusted net income attributable to common stockholders (Non-GAAP)	$181	$1.64	$254	$23.76

	Successor		Predecessor
	Period from February 10, 2021 through June 30, 2021		Period from January 1, 2021 through February 9, 2021		Six Months Ended June 30, 2020
	$	$/Share	$	$/Share	$	$/Share
($ in millions, except per share data)
Net income (loss) available to common stockholders (GAAP)	$(144)	$(1.47)	$5,383	$550.35	$(8,595)	$(880.18)
Effect of dilutive securities	—	—	—	(14.84)	—	—
Diluted income (loss) available to common stockholders (GAAP)	$(144)	$(1.47)	$5,383	$534.51	$(8,595)	$(880.18)

Adjustments:
Unrealized losses on oil, natural gas and NGL derivatives	504	5.15	369	36.64	135	13.82
Separation and other termination costs	11	0.11	22	2.18	27	2.76
Gains on sales of assets	(6)	(0.06)	(5)	(0.50)	—	—
Other operating expense (income)	(2)	(0.02)	(12)	(1.19)	66	6.76
Impairments	1	0.01	—	—	8,522	872.71
Exploration expense - impairment of unproved properties	—	—	—	—	272	27.85
Noncontrolling interests - impairment of unproved properties	—	—	—	—	(16)	(1.64)
Gains on purchases or exchanges of debt	—	—	—	—	(65)	(6.66)
G&A reorganization expenses	—	—	—	—	43	4.40
Reorganization items, net	—	—	(5,569)	(552.97)	(394)	(40.35)
Other	(24)	(0.25)	—	—	22	2.25
Tax effect of adjustments(a)	—	—	(57)	(5.66)	(11)	(1.13)
Effect of dilutive securities	—	(0.36)	—	—	—	(0.03)
Adjusted net income available to common stockholders (Non-GAAP)	340	3.11	131	13.01	6	0.56

Preferred stock dividends	—	—	—	—	22	2.06
Adjusted net income attributable to Chesapeake (Non-GAAP)	$340	$3.11	$131	$13.01	$28	$2.62

(a)
2021 Predecessor Period includes an income tax benefit of $57 million attributed to deferred income tax effects associated with predecessor accumulated other comprehensive income, eliminated in fresh start accounting. 2020 Predecessor Period includes a deferred tax benefit attributed to the reconciling adjustments using a 0.14% effective tax rate.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDAX (unaudited)

	Successor	Predecessor
	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
($ in millions)
Net loss (GAAP)	$(439)	$(276)

Adjustments:
Interest expense	18	137
Depreciation, depletion and amortization	229	158
Exploration	1	130
Unrealized losses on oil, natural gas and NGL derivatives	617	864
Separation and other termination costs	11	22
Gains on sales of assets	(2)	—
Other operating income	(4)	(2)
Impairments	1	—
Gains on purchases or exchanges of debt	—	(2)
G&A reorganization expenses	—	43
Reorganization items, net	—	(394)
Other	(3)	(1)
Adjusted EBITDAX (Non-GAAP)	$429	$679

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from February 10, 2021 through June 30, 2021	Period from January 1, 2021 through February 9, 2021	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
($ in millions)
Net income (loss) (GAAP)	$(144)	$5,383	$5,239	$(8,589)

Adjustments:
Interest expense	30	11	41	282
Income tax benefit	—	(57)	(57)	(13)
Depreciation, depletion and amortization	351	72	423	761
Exploration	2	2	4	412
Unrealized losses on oil, natural gas and NGL derivatives	504	369	873	135
Separation and other termination costs	11	22	33	27
Gains on sales of assets	(6)	(5)	(11)	—
Other operating expense (income)	(2)	(12)	(14)	66
Impairments	1	—	1	8,522
Gains on purchases or exchanges of debt	—	—	—	(65)
G&A reorganization expenses	—	—	—	43
Reorganization items, net	—	(5,569)	(5,569)	(394)
Other	(24)	—	(24)	22
Adjusted EBITDAX (Non-GAAP)	$723	$216	$939	$1,209

FREE CASH FLOW

	Successor	Predecessor
	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
($ in millions)
Net cash provided by operating activities (GAAP)	$394	$376
Cash paid for reorganization items, net	47	55
Capital expenditures	(149)	(349)
Free cash flow (Non-GAAP)	$292	$82

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from February 10, 2021 through June 30, 2021	Period from January 1, 2021 through February 9, 2021	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
($ in millions)
Net cash provided by (used in) operating activities (GAAP)	$803	$(21)	$782	$773
Cash paid for reorganization items, net	65	66	131	55
Capital expenditures	(226)	(66)	(292)	(867)
Free cash flow (Non-GAAP)	$642	$(21)	$621	$(39)

NET DEBT

Successor
June 30, 2021
($ in millions)
Total debt (GAAP)	$1,261
Premiums and issuance costs on debt	(40)
Principal amount of debt	1,221
Cash and cash equivalents	(612)
Net debt (Non-GAAP)	$609